                                                                   Exhibit 10.14

(CONFIDENTIAL PORTIONS HAVE BEEN OMITTED, AS INDICATED BY "*", AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION)

                                                                  Execution Copy

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made and entered
                                              ---------
into as of the 29th day of November, 2001, by and between SPEEDWAY SYSTEMS LLC, a North Carolina limited liability company d/b/a "Finish Line Events" ("Systems"), CHARLOTTE MOTOR SPEEDWAY, LLC, a Delaware limited liability company
  -------
("Charlotte"), TEXAS MOTOR SPEEDWAY, INC., a Texas corporation ("Texas"), and
  ---------                                                      -----
BRISTOL MOTOR SPEEDWAY, INC., a Tennessee corporation ("Bristol" and, together
                                                        -------
with Systems, Charlotte and Texas, collectively, "Sellers" and each,
                                                  -------
individually, a "Seller"), and LEVY PREMIUM FOODSERVICE LIMITED PARTNERSHIP, an
                 ------
Illinois limited partnership ("Buyer").
                               -----

                                    RECITALS

         WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller and certain of its affiliates, on the terms and subject to the conditions hereinafter set forth, certain of the assets of Seller and its affiliates;

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, Speedway Motorsports, Inc., a Delaware corporation ("SMI"), has
                                                                ---
executed and delivered to the Buyer a Guaranty Agreement pursuant to which SMI has agreed to execute and deliver the Management Agreement (as defined in Section 1.10 below) at the Closing hereunder and has agreed to guarantee the performance by Sellers of their payment obligations under this Agreement; and

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, Compass Group USA, Inc., a Delaware corporation ("Compass"), has
                                                             -------
executed and delivered to Sellers a Guaranty Agreement pursuant to which Compass has agreed to guarantee the performance by Buyer of its payment obligations under this Agreement and under the Management Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by Sellers and Buyer, the parties hereto agree as follows:

                                    ARTICLE I
                                    ---------

                               CERTAIN DEFINITIONS
                               -------------------

         The terms defined in this Article shall have the following respective meanings for all purposes of this Agreement:

         Section 1.1. "Baseball Contracts" means all written agreements and
                       ------------------
contracts regarding the Business with respect to baseball stadiums and parks, including without limitation: (i) the Concession Agreement dated August, 2001, between Greensboro Baseball, LLC, Hospitality Catering, Inc., said Hospitality Catering, Inc. being managed and operated by Systems; (ii) the Concession Agreement dated October 27, 1999 between Tennessee Smokies Baseball and Systems, as supplemented by the letter agreement dated November 8, 1999 between Tennessee Smokies Baseball and Systems with respect to the restaurant space at the Tennessee Smokies Stadium; (iii) the Concession Agreement dated April 7, 1999 between Round Rock Baseball, Inc. and Systems; (iv) the separate concession agreements currently under negotiation with Cal Ripken Baseball and the Tulsa Drillers; and (v) all extensions or renewals of any of the foregoing during the term (including any extended term) of the Management Agreement.

         Section 1.2. "Beach Contract" means the Food Service Agreement dated
                       --------------
May, 1999 between Clayton County, Georgia, and Systems, as the same may be extended or renewed during the term (including any extended term) of the Management Agreement.

         Section 1.3. "Boston Concessions Contract" means the Agreement dated
                       ---------------------------
April 1, 1997 among Bristol, Systems and Boston Concessions Groups, Inc., as the same may be extended or renewed during the term (including any extended term) of the Management Agreement.

         Section 1.4. "Business" means the currently conducted food and beverage
                       --------
service business of Sellers at the Tracks and pursuant to the Concession Contracts, including, but not limited to, (a) general concessions (the "Concessions"), (b) luxury skybox suites (the "Suites"), (c) hospitality
 -----------                                   ------
villages and tents (the "Hospitality Villages"), (d) Third-Party Concessions
                         --------------------
(the "Third-Party Concessions"), and (e) restaurants, clubs (but not health
      -----------------------
clubs), and banquets/catering serviced from such restaurants and clubs, but excluding, in all cases, the club (the "Lowes Club") at Lowes Motor Speedway in
                                        ----------
Charlotte, North Carolina (the "Clubs"). In no event shall the term "Business"
                                -----                                --------
include radios, golf carts, retail merchandise and apparel, merchandise design and production, souvenir sales (except as incidental to the sales of food and beverage items), event programs, equipment rentals, and club membership sales and club activities other than food and beverage service.

         Section 1.5. "Closing" means the consummation and effectuation of the
                       -------
transactions contemplated herein pursuant to the terms and conditions of this Agreement which shall be held in the offices of Sellers on such date and time as is reasonably agreed by the parties hereto provided that all conditions to Closing have been satisfied or duly waived at such time. The Closing shall be deemed effective as of the close of business on the Closing Date, but in all events shall occur no later than January 31, 2002 (the "Closing Date Deadline").
                                                        ---------------------

         Section 1.6. "Closing Date" means the date upon which the Closing
                       ------------
actually occurs.

         Section 1.7. "Carolina Baseball Contract" means the Concessions:
                       --------------------------
Catering Agreement dated October 25, 2000 between Carolina Baseball, Inc. and Systems, as the same may be extended or renewed during the term (including any extended term) of the Management Agreement.

         Section 1.8. "Concessions Contracts" means the Baseball Contracts, the
                       ---------------------
Beach Contract, the Boston Concessions Contract and the Carolina Baseball
Contract

         Section 1.9. "Excluded Assets" means all of the following:
                       ---------------

         (a) All bank accounts and all cash, cash equivalents and marketable securities held by or on behalf of Sellers;

         (b) All accounts and notes receivable, and all debts and obligations due to Sellers from their respective customers and others, howsoever evidenced, and whether or not previously written off;

         (c) All obligations and loans and advances, due to any of Sellers as of the Closing from any and all employees of Sellers;

         (d) All intercompany receivables, including all loans and advances between Sellers and between Sellers and SMI;

         (e) All real property legally or beneficially owned by any of Sellers, including, without limitation, land, buildings, structures, installations, improvements and alterations located thereon, fixtures contained therein or located thereon, and appurtenances, water rights, easements and rights of way attached or appurtenant thereto, and all leasehold interests in real property;

         (f) All warranties, claims, causes of action and defenses against third parties, other than against the respective sellers and/or suppliers with respect to the Equipment and the Inventory and other than against the other parties to the Contracts with respect to transactions or occurrences after the Closing;

         (g) All coverages, rights, claims and proceeds under insurance policies of Sellers or under which Sellers are insured;

         (h) All movable machinery, apparatus, furniture and fixtures, materials, supplies, motor vehicles, and other equipment of every type owned or leased by Sellers, other than the Equipment and the Inventory;

         (i) All of Sellers' names, brand names, copyrights, patents, service marks, trademarks, trade names, trade secrets, secret processes or other confidential information or know-how and all registrations or application for registration of any of the foregoing, including all of Sellers' rights in the name of "Finish Line" and "Finish Line Events", including but not limited to rights to sue for and remedies against past, present and future infringements thereof (collectively, the "Intellectual
                                                             ------------
Property");
--------

         (j) All books and records, including without limitation all financial records, of the Business;

         (k) All interests of Sellers in and to their telephone numbers, telephone lines, websites, domain names and email addresses;

         (l) All refunds of Taxes and all claims for, and rights to claim refunds of, Taxes;

         (m) All rights and benefits arising under any contract, lease or other agreement included in the Excluded Liabilities;

         (n) All licenses, permits, franchises, certificates of authority or order, or any waiver of the foregoing, required to be issued by any governmental entity arising out of or relating to the Business, to the extent not held by any Seller or to the extent the transfer thereof is not permitted under Law;

         (o) All rights and interests under the contractual dispute between Sellers and the Schaumburg Flyers and Alexian Field (other than any rights to the Equipment);

         (p) All agreements, arrangements and relationships with sponsors at the Tracks;

         (q) All inventories of paper goods, napkins, cups and other similar supplies bearing the name or logo of "Finish Line Events";

         (r) All assets, properties, rights, privileges, claims and contracts of every kind and nature, personal, tangible and intangible, absolute or contingent, wherever located, owned by Sellers and used exclusively by the Lowes Club; and

         (s) All other assets, properties, rights, privileges, claims and contracts listed on Schedule 1.9 hereto.
                    ------------

         Section 1.10  "Management Agreement" means the Management Agreement to
                        --------------------
be executed contemporaneously herewith by and between SMI and Buyer, in the form attached hereto as Exhibit A.
                   ---------

         Section 1.11. "Purchased Assets" means:
                        ----------------

         (a) All movable machinery, equipment, apparatus, furniture and fixtures listed on Schedule 1.11 hereto ("Equipment");
                   -------------          ---------

         (b) All of the other assets, properties, rights, privileges, claims and contracts of every kind and nature, personal, tangible and intangible, absolute or contingent, wherever located, owned by Sellers and used exclusively in the Business as currently conducted, other than the Excluded Assets, which other assets, properties, rights, privileges, claims and contracts shall include, but shall not be limited to:

               (i) All raw materials, work in process and finished products, if any, goods (including paper goods) and office and other supplies and food and beverage products, including inventory held at any location controlled by Sellers exclusively in connection with the Business and inventory previously purchased and in transit to Sellers exclusively in connection with the Business (including the rights of Sellers to receive inventory previously purchased), but excluding any items described in Section 1.09(q) above, ("Inventory");
                                               ---------

               (ii) All of Seller's rights and interests (but specifically excluding liabilities unless included in the Assumed Liabilities) arising under or in connection with any contract, agreement, instrument or arrangement to which Seller is a party and which relate exclusively to the Business or other documents relating exclusively to the Business, including, without limitation, the Concessions Contracts ("Contracts");
           ---------

               (iii) All credits, deposits, prepaid expenses, deferred charges, advance payments, security deposits and prepaid items relating exclusively to the Business (collectively, "Prepaid Assets");
                                                     --------------

               (iv) All leased, licensed or owned computer systems, information services systems, software, tapes and discs, manuals and other materials (in any form or medium), all software (payroll or otherwise) and communications systems used exclusively in connection with the Business and assumption of all related Contracts and services agreements thereunder, all advertising matter, price lists, customer lists, mailing lists, distribution lists, photographs, production data, dates and promotional materials, laboratory books, media materials and plates, all to the extent arising exclusively out of or relating exclusively to the Business; and

               (v) All licenses, permits, franchises, certificates of authority or order, or any waivers of the foregoing, required to be issued by any governmental entity arising exclusively out of or relating exclusively to the Business, to the extent Sellers are the holders thereof and the transfer thereof is permitted under Law, including without limitation, all food, operational and liquor licenses owned and used by Sellers in the Business ("Permits and Licenses").
                                                     --------------------

         Section 1.12 "Track" means each and "Tracks" means all of the following
                       -----                  ------
facilities currently used as motor speedway race tracks: Atlanta Motor Speedway; Bristol Motor Speedway; Texas Motor Speedway; Las Vegas Motor Speedway; Lowes Motor Speedway (Charlotte); and Sears Point Raceway.

                                   ARTICLE II
                                   ----------

                    PURCHASE AND SALE OF THE PURCHASED ASSETS
                    -----------------------------------------

         Section 2.1. Purchase and Sale. On the terms and subject to the
                      -----------------
conditions hereof, at the Closing, Sellers shall sell, transfer and convey to Buyer, and Buyer shall purchase from Sellers, all right, title and interest of Sellers in and to the Purchased Assets for the consideration set forth in this Agreement. The Purchased Assets shall be sold, transferred and conveyed to Buyer free and clear of all liens, security interests or other encumbrances of any kind and character (collectively, "Encumbrances"), except Encumbrances for
                                   ------------
personal property, use and other ad valorem taxes not yet due and payable and Encumbrances securing the Assumed Liabilities (as hereafter defined). Sellers shall retain, and Buyer shall not purchase, the Excluded Assets. The sale, transfer and conveyance of the Assets will be made by execution and delivery by Sellers of one or more bills of sale in the form attached hereto as Exhibit B
                                                                    ---------
(the "Bill of Sale").
      ------------

         Section 2.2. Certain Taxes. The parties hereto agree that (a) any taxes
                      -------------
(other than income taxes) attributable to the sale, transfer or conveyance of the Purchased Assets hereunder shall be paid by Buyer, and (b) any personal property, use and intangible taxes and/or assessments with respect to the Purchased Assets shall be prorated on a per diem basis and apportioned on the basis of the applicable tax year, with Sellers being liable for that portion of such taxes and assessments relating to, or arising in respect of periods on or prior to the Closing and Buyer being liable for that portion of such taxes and assessments relating to, or arising in respect of, any period after the Closing.

         Section 2.3. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, BUYER UNDERSTANDS AND AGREES THAT IT IS ACQUIRING THE PURCHASED ASSETS AS IS WHERE IS. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH HEREIN, SELLERS MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE REGARDING THE ASSETS, THE ASSUMED LIABILITIES, THE BUSINESS, OR OTHERWISE, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         Section 2.4  Management Agreement. Contemporaneously herewith, Buyer
                      --------------------
will execute and deliver the Management Agreement to SMI. Buyer and Sellers (on behalf of themselves and SMI) acknowledge that the Management Agreement shall not be effective until the Closing.

                                   ARTICLE III
                                   -----------

                       PURCHASE PRICE; ASSUMED LIABILITIES
                       -----------------------------------

         Section 3.1. Purchase Price.
                      --------------

         (a)   The purchase price for the Purchased Assets (the "Purchase
                                                                 --------
Price") shall be an aggregate amount of (i) * (the "Base Purchase Price"), plus
-----                                               -------------------
(ii) the sum of (A) the Inventory Value (as defined below), plus (B) the Prepaid Assets Value (as defined below), minus (C) the Assumed Obligations Value (as defined below), plus (iii) the Concessions Payments (as defined below).

         (b) The Base Purchase Price shall be paid to Systems, as agent for Sellers (the "Sellers' Agent"), in the amounts and at the times set forth below:
              --------------

               (i) one (1) installment of Ten Million Dollars ($10,000,000) shall be paid at Closing by wire transfer of immediately available funds to an account or accounts designated by Sellers' Agent; and

               (ii) * installments of * each shall be paid at each annual anniversary of the Closing Date by wire transfer of immediately available funds to an account or accounts designated by Sellers' Agent.

         (c) The Inventory Value, the Prepaid Assets Value and the Assumed Obligations Value shall, subject to adjustment as provided below, be determined based upon the books and records of Sellers and shall be set forth in a certificate of Sellers' Agent delivered to Buyer at the Closing, which certificate shall confirm Buyer's estimate of Inventory Value is in conformance with the definition of Inventory Value below. In the event that, pursuant to such certificate, the sum of the Inventory Value, plus the Prepaid Assets Value, minus the Assumed Obligations Value (collectively, the "Net Preliminary Values")
                                                        ----------------------
is a positive number, the Buyer shall deliver such sum to the Sellers' Agent at the Closing. In the event that, pursuant to such certificate, the Net Preliminary Values is a negative number, the Sellers shall deliver such sum to Buyer at the Closing. During the thirty (30) day period after the Closing, Buyer and Sellers' Agent shall use commercially reasonable efforts to reach mutual agreement upon the final Inventory Value, Prepaid Assets Value and Assumed Obligations Value. If, based upon such mutual agreement, the sum of the Inventory Value, plus the Prepaid Assets Value, minus the Assumed Obligations Value (collectively, the "Net Final Values") is greater than (or less than) the
                          ----------------
Net Preliminary Values by more than five percent (5%), Buyer or Seller, as the case may be, shall pay to the other the amount by which the Net Final Values exceeds (or is less than) the Net Preliminary Values. The payments under this Subsection (c) shall be by wire transfer to an account or accounts designated by Sellers' Agent or Buyer, as the case may be.


* Confidential portion has been omitted and filed separately with the Commission.

         (d)   For purposes of this Agreement:

               (i)    "Inventory Value" means the value of the Inventory as of
                       ---------------
         the close of business on the Closing Date. The basis for valuation of the Inventory will be the actual delivered cost to Sellers by suppliers or vendors (whether retail or wholesale). Only Inventory that (X) is saleable or usable in the ordinary course of business within reasonably acceptable shelf life, and (Y) is not broken bottles or opened cans (except open kegs of beer or open soda canisters) or perishable items, in each case only to the extent such items are not within a reasonably acceptable shelf life will be assigned a value.

               (ii)    "Prepaid Assets Value" means the value of any Prepaid
                        --------------------
         Assets which have a monetary value as of the Closing Date.

               (iii)    "Assumed Obligations Value" means the value as of the
                         -------------------------
         Closing Date of (X) all of Sellers' ordinary course liabilities and obligations to their employees with respect to accrued and unpaid vacation, sick leave, bonuses and other similar items and (Y) any amounts received by Sellers relating to obligations to be performed by Buyer (as assignee of Sellers) following the Closing Date (such as deposits, gift certificates or prepaid items).

         (e) After the Closing, Buyer shall pay to Sellers' Agent, by wire transfer to an account or accounts designated by Sellers' Agent from time to time, the following amounts:

               (i) * percent (* %) of gross receipts under the respective Baseball Contracts (provided, however, the amount payable to Sellers' Agent with respect to the Cal Ripken Baseball Contract shall not exceed
         * per year during the term of said Contract); for purposes of this Subsection (e), the term "gross receipts" means "Gross Revenue", "Gross
                                   --------------
         Receipts", or other applicable expression of gross revenues under the respective Baseball Contracts, as more fully set forth in Schedule
                                                                   --------
         3.1(e) attached hereto.
         -----

               (ii) * percent (* %) of all gross receipts, including without limitation from concessions operations and catering operations, under the Beach Contract;

               (iii) * percent (* %) of all compensation payable by Boston Concessions under the Boston Concessions Contract; and

               (iv) * percent (* %) of the management fee payable under the Carolina Baseball Contract.

The amounts payable under this Subsection (e) are herein called the "Concessions
                                                                     -----------
Payments." The Concessions Payments will be paid to Sellers' Agent, by wire
--------
transfer to an account or accounts designated by Sellers' Agent, not later than the end of the month which next follows the month in which the applicable amounts are paid to Buyer under the Concessions Contracts. Such payment shall be accompanied by a statement (the "Statement") setting forth in reasonable detail
                                 ---------
the calculation of such payment. At any time during the term of the Management


* Confidential portion has been omitted and filed separately with the Commission.

Agreement, and for a period of one (1) calendar year thereafter, Sellers' Agent and its designated representatives (including outside accountants) shall have the opportunity, at their sole cost and expense (subject to the provisions set forth below), to inspect the books and records of Buyer to verify the figures contained in each Statement. In the event that Sellers' Agent disputes such figures, Sellers' Agent shall deliver a written notice of such dispute to Buyer ("Dispute Notice"). If Sellers' Agent and Buyer are unable to resolve such
  --------------
dispute within ninety (90) days following the delivery of the Dispute Notice, Sellers' Agent and Buyer shall immediately submit the dispute for resolution to a nationally recognized public accounting firm to be mutually agreed to by Sellers' Agent and Buyer (the "Accounting Firm"). The determination of Gross
                               ---------------
Receipts and the applicable payments hereunder made by the Accounting Firm after a full and complete inspection of Buyer's books and records shall be final and binding upon the parties. If the Accounting Firm determines that the computation of Gross Receipts or the applicable payments hereunder contained in any Statement is inaccurate, then either Sellers shall promptly pay to Buyer or Buyer shall promptly pay to Sellers, such amount as is necessary to reflect the adjustment of Gross Receipts or the applicable payments hereunder based upon the Accounting Firm's determinations (the "Adjusted Amount"). If the Accounting Firm
                                       ---------------
determines that the computation of Gross Receipts or the applicable payments hereunder contained in any Statement, is understated by five percent (5%) or more, then, in addition to the Adjusted Amount, Buyer shall pay the entire cost of the Accounting Firm's engagement. In all other events, the cost of the Accounting Firm's engagement and the costs of Sellers' inspection of the books and records of Buyer shall be borne by Sellers.

         Section 3.2. Assumption/Exclusion of Liabilities. Except for the
                      -----------------------------------
Assumed Liabilities, as expressly provided herein, Buyer shall not assume any liabilities of Sellers, including but not limited to any liabilities (fixed or contingent, known or unknown) relating to the Business or the Purchased Assets (all such liabilities, other than the Assumed Liabilities, being the "Excluded
                                                                      --------
Liabilities"). Effective upon the Closing, Sellers shall assign to Buyer, and
-----------
Buyer shall assume and agree to pay, perform and discharge the liabilities and obligations listed or described on Schedule 3.2 hereto (collectively, the
                                   ------------
"Assumed Liabilities") pursuant to an Assumption Agreement in a form reasonably
 -------------------
acceptable to Buyer and Sellers (the "Assumption Agreement"). At the Closing,
                                      --------------------
Sellers shall transfer to Buyer all unfilled customer contracts entered into by Sellers, together with all deferred revenue with respect to such contracts. Buyer hereby agrees to perform such customer contracts, which shall be deemed to be included in the Assumed Liabilities.

                                   ARTICLE IV
                                   ----------

                    REPRESENTATIONS AND WARRANTIES OF SELLERS
                    -----------------------------------------

         Sellers hereby represent and warrant to Buyer as follows:

         Section 4.1. Organization. Each Seller is a limited liability company
                      ------------
or corporation duly organized, validly existing and in good standing under the laws of the State of its organization or incorporation, as the case may be, with all requisite limited liability company or corporate, as the case may be, power and authority to own, lease and operate all of its properties and assets and to carry out its business as it is presently conducted. Each Seller is duly qualified or authorized to do business as a foreign limited liability company or corporation, as the case may be, in good standing in all jurisdictions where it is required to be qualified or authorized to do business as foreign persons, except where the failure to be so qualified or authorized would not have a material adverse effect on such Seller or the Business conducted by it. True, correct and complete copies of the charter or organizational documents of each Seller as in effect on the date hereof have been delivered or made available to Buyer.

         Section 4.2. Authority; Consents and Approvals. Seller has all
                      ---------------------------------
requisite limited liability company or corporate, as the case may be, power and authority to execute, deliver and perform this Agreement, the Management Agreement (to the extent such Seller is a party thereto) and the Bill of Sale. The execution, delivery, and performance of each of this Agreement and the Bill of Sale by each Seller have been duly and validly authorized and approved by all necessary limited liability company or corporate, as the case may be, action of each Seller. Each of this Agreement and the Bill of Sale constitutes the legal, valid and binding obligation of each Seller enforceable against each Seller in accordance with its terms. The execution, delivery and performance of each of this Agreement and the Bill of Sale by each Seller will not (with or without the giving of notice or the passage of time, or both) (i) violate any applicable provision of Law or any rule or regulation of any federal, state or local administrative agency or governmental authority applicable to Seller, or any order, writ, injunction, judgment or decree of any court, administrative agency or governmental authority applicable to Seller, (ii) violate Seller's Articles of Organization or Operating Agreement or Articles of Incorporation or Bylaws, as the case may be, as each is amended to the date hereof, or (iii) result in the creation of any lien, claim, encumbrance or charge upon any of the Purchased Assets. Schedule 4.2 lists all governmental approvals and/or third party
        ------------
consents required to be obtained for Sellers to consummate the transactions contemplated by this Agreement. Except for matters identified in Schedule 4.2 as
                                                                 ------------
requiring that certain actions be taken by or with respect to a third party or governmental entity, the execution and delivery of this Agreement by each Seller and the performance of this Agreement and any related or contemplated transactions by each Seller will not require filing or registration with, or the obtaining of any consent or approval by, any other third party or governmental entity.

         Section 4.3. Condition of Property; Leases.
                      -----------------------------

         (a)   Except as otherwise specifically detailed on Schedule 4.3 to this
                                                            ------------
Agreement, (i) each Seller has good title to the Purchased Assets owned by it, free and clear of any Encumbrances except for Encumbrances for personal property, use and other ad valorem taxes not yet due and payable and Encumbrances securing the Assumed Liabilities, and (ii) Seller has all limited liability company or corporate, as the case may be, rights, power and authority to sell, convey, assign, transfer and deliver the Purchased Assets to Buyer in accordance with the terms of this Agreement.

         (b)   (i)    All material leasehold personal properties, if any, that
         constitute part of the Purchased Assets held by Seller as lessee are held under valid, binding and enforceable leases, subject only to such exceptions as are not, individually or in the aggregate, material to the Business.

         (ii) Seller has heretofore delivered or made available to Buyer a true, correct and complete copy of each leasehold interest of personal property comprising a portion of the Purchased Assets, if any (each a "Lease"), together with all amendments, modifications, alterations and
          -----
         other changes thereto.

         (iii) As of the date hereof, all conditions precedent to the enforceability of each Lease have been satisfied and there exists no breach or default, nor state of facts which, with the passage of time, notice, or both, would result in a breach or default on the part of Sellers or, to the knowledge of Sellers, the lessor thereunder.

         Section 4.4. Compliance with Laws. Each Seller has conducted the
                      --------------------
Business, and all of the Purchased Assets are, in compliance in all material respects with all applicable federal, state and local laws, rules, regulations, and ordinances ("Laws"). No Seller has received any written notification, and
                 ----
has no knowledge, of any threatened or asserted present failure by such Seller to comply with such Laws.

         Section 4.5. Litigation. Except to the extent specifically detailed on
                      ----------
Schedule 4.5, which is attached hereto and incorporated herein, no Seller is
------------
engaged in, nor is there pending or, to such Seller's knowledge, threatened, any action, dispute, claim, litigation, arbitration, investigation or other proceeding at law or in equity or before any governmental or other administrative agency which could materially and adversely affect any Seller's ability to perform any of its obligations hereunder or the transactions contemplated by this Agreement and the Bill of Sale.

         Section 4.6. Brokers. No agent, broker, investment banker, or other
                      -------
person or entity acting on behalf of any Seller or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated by this Agreement, other than such fee or commission the cost of which will be borne by Sellers.

         Section 4.7  Financial Statements; Changes; Contingencies.
                      --------------------------------------------

         (a)   Financial Statements. Schedule 4.7(a), attached hereto and
               -------------------------------------
incorporated herein are the unaudited annual balance sheet for Systems and certain unaudited statements of income of the Business as of December 31, 2000. Such statements of income present fairly the results of operations of the Business for the respective periods covered, and the balance sheet presents fairly the financial condition of Systems as of December 31, 2000. Such statements of income and balance sheet as presented have been included in the respective audited financial statements of SMI without alterations or further adjustments, which audited statements were prepared in accordance with generally accepted accounting principles consistently applied. Since December 31, 2000, there has been no change in any of the significant accounting policies, practices or procedures of any Seller. Notwithstanding the foregoing, Buyer acknowledges that the balance sheets referred to in this Section 4.7(a) and in
Section 4.7(b) below reflect certain other assets and liabilities which are not Purchased Assets or Assumed Liabilities.

         (b)   Interim Financial Statements. Schedule 4.7(b), attached hereto
               ----------------------------
and incorporated herein sets forth the unaudited balance sheet of Systems and certain income statements for the Business as of August 31, 2001. Such balance sheet presents fairly the financial condition of Systems as of that date and such income statements present fairly the results of operations of the Business as of that date. At the dates of such balance sheet and income statements, the Business did not have any material liability (actual, contingent or accrued) that, in accordance with the regular accounting principles and practices of Sellers, in accordance with those same accounting principles applied in Section 4.7(a) above, applied on a consistent basis, should have been shown or reflected therein but were not.

         (c)   No Material Adverse Changes. Except as set forth in Schedule
               ---------------------------                         --------
4.7(c) hereto, since August 31, 2001, whether or not in the ordinary course of
-----
business, there has not been, occurred or arisen:

         (i) any change in or event affecting the Business, the Purchased Assets or the Assumed Liabilities that has had or may reasonably be expected to have a material adverse effect on the Business or the Purchased Assets or the Assumed Liabilities, other than changes or events of general industry-wide impact or changes or events affecting the United States economy generally;

         (ii) any agreement, condition, action or omission that would be proscribed by (or require consent under) Section 6.3(c) had it existed, occurred or arisen after the date of this Agreement;

         (iii) any strike or other labor dispute involving any employees of any Seller;

         (iv) any casualty, loss, damage or destruction (whether or not covered by insurance) of any of the Purchased Assets that is in excess of applicable insurance coverage; or

         (v) any material sponsorship, vendor or supplier agreement, other than sponsorship agreements with Coca-Cola at Las Vegas Motor Speedway and Atlanta Motor Speedway, which are currently in negotiations.

         (d)   No Other Liabilities or Contingencies. To the knowledge of
               -------------------------------------
Sellers, the Business has no material liabilities of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, probable of assertion or not, except liabilities that (i) are reflected or disclosed in the most recent of the financial statements referred to in subsection (a) or (b) above, or (ii) were incurred after August 31, 2001 in the ordinary course of business, or (iii) are set forth in Schedule 4.7(d) hereto.

         Section 4.8  Tax and Other Returns and Reports. The Business has filed
                      ---------------------------------
or caused or will be caused to be filed in a timely manner (within any applicable extension periods) all Tax Returns required to have been filed by the Internal Revenue Code of 1986, as amended, or by applicable Laws, except for those with respect to which the failure to file would not have a material adverse effect on the Business after the Closing Date. All such filed Tax Returns are or will be complete and accurate in all material respects, except where the failure to be so will not have a material adverse effect on the Business after the Closing Date. Except as set forth on Schedule 4.8, (i) all Taxes shown to be due on such Tax Returns
             ------------
have been or will be timely paid in full, and no tax liens have been filed, (ii) there is no audit examination, asserted deficiency or refund litigation or dispute with a taxing authority with respect to any Taxes of the Business that might reasonably be expected to result in a determination the effect of which would have a material adverse effect on the Business or each of their operations after the Closing Date, (iii) all Taxes of the Business due with respect to completed and settled examinations or concluded litigation have been paid or adequately reserved for, except where to do so will not have a material adverse effect on the Business after the Closing Date, (iv) the Business has not executed a presently effective waiver or extension of any statute of limitations on the assessment or collection of any Tax due, except where having done so will not have a material adverse effect on the Business after the Closing Date, and
(v) the Business has collected and withheld all material Taxes which they have been required to collect or withhold and have timely submitted all such collected and submitted amounts to the appropriate authorities, except where the failure to have done so will not have a material adverse effect on the Business after the Closing Date.

As used herein:

         "Tax" means any foreign, federal, state, county or local income, sales
          ---
and use, excise, franchise, real and personal property, windfall profits, environmental, stamp, transfer, gross receipt, capital stock, production, business and occupation, disability, unemployment, employment, payroll, severance, registration, value added, alternative or add-on minimum, estimated or withholding tax or charge imposed by any governmental entity or agency, any interest and penalties (civil or criminal) related thereto or to the nonpayment thereof, and any loss in connection with the determination, settlement or litigation of any Tax liability.

         "Tax Return" means a report, return, declaration, claim for relief or
          ----------
other information, including schedule attachments or amendments thereto, required to be supplied to a governmental entity or agency with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes any subsidiary.

         Section 4.9  Assumed Liabilities. True, correct and complete copies of
                      -------------------
the agreements evidencing the Assumed Liabilities, including all amendments and supplements, have been delivered or made available to Buyer. Each such agreement evidencing the Assumed Liabilities is valid and existing. Sellers have duly performed all of their respective obligations thereunder to the extent that such obligations to perform have accrued. No material breach or default, alleged material breach or default, or event that would (with the passage of time, notice or both) constitute a material breach or default thereunder by any Seller (or, to the knowledge of Sellers, any other party or obligor with respect thereto), has occurred or as a result of this Agreement or its performance will occur. Except as set forth in Schedule 4.9, the consummation of the transactions
                              ------------
contemplated by this Agreement will not (and will not give any person a right to) terminate or modify any rights of, or accelerate or augment any obligation of, Sellers.

         Section 4.10 Insurance. Seller is, and at all times during the past
                      ---------
three years has been, insured with reputable insurers against all risks customarily insured against by companies in similar lines of business, and all of the insurance policies maintained by Seller are in full force and effect. Sellers have timely filed claims with its insurers with respect to all material matters and occurrences for which they believe they have coverage.

         Section 4.11 Permits and Licenses. Except for permits and licenses held
                      --------------------
by Hospitality Catering, Inc. and Finish Line Events of Texas, Inc. and except as set forth on Schedule 4.11 hereto, Sellers hold all permits and licenses that
                -------------
are required by any governmental entity or agency to permit them to operate the Business as is now operated. All Permits and Licenses held by Sellers and, to the knowledge of Sellers, all permits and licenses held by Hospitality Catering, Inc. and Finish Line Events of Texas, are valid and in full force and effect. Except as set forth in Schedule 4.11, all Permits and Licenses are Purchased
                       -------------
Assets. To the knowledge of Sellers, no suspension, cancellation or termination of any of such Permits and Licenses is threatened or imminent.

         Section 4.12 Inventories. All inventories of Sellers (with respect to
                      -----------
the Business) are, in the aggregate, of good merchantable quality, reasonable in balance, and do not exceed their reasonable shelf life (in the case of inventory held for sale) or are currently usable (in the case of other inventory) in the ordinary course of business. The value of obsolete, damaged or excess inventory and of inventory below standard quality has been written down on the most recent balance sheet delivered to Buyer pursuant to Section 4.7 or on the books and records of Sellers, to ascertainable market value, or adequate reserves described on such balance sheet have been provided therefor, and the value at which inventories are carried reflects the customary inventory valuation policies of Sellers (which fairly reflects the value of obsolete, spoiled or excess inventory) for stating inventory.

         Section 4.13 Absence of Certain Business Practices. To the knowledge of
                      -------------------------------------
Sellers, no Seller and no officer, employee or agent of any Seller, or any other person or entity acting on their behalf, has, directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person or entity who is or may be in a position to help or hinder the Business (or assist Seller in connection with any actual or proposed transaction relating to the Business) (i) which subjected Seller to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (ii) which, in case of a payment made directly or indirectly to an official or employee of any government or of an agency or instrumentality of any government, constitutes an illegal bribe or kickback (or, if made to an official or employee of a foreign government, is unlawful under the Foreign Corrupt Practices Act of 1977) or, in the case of a payment made directly or indirectly to a person other than an official or employee of a government or of an agency or instrumentality of a government, constitutes an illegal bribe, illegal kickback or other illegal payment under any applicable Law which subjects the payor to a criminal penalty or the loss of license or privilege to engage in a trade or business.

         Section 4.14 [Intentionally Left Blank]

         Section 4.15 Material Contracts. Schedule 4.15 details each Material
                      ------------------  -------------
Contract to which any Seller (with respect to the Business) is a party or to which such Seller (with respect to the Business) or any of its respective properties is subject or by which any thereof is bound. Unless otherwise so noted in Schedule 4.15, each such Material Contract was entered into in the
         -------------
ordinary course of business. For purposes of this Agreement, a "Material
                                                                --------
Contract" means a
--------

Contract that (a) obligates any Seller to pay an amount of $75,000 or more during any twelve (12) month period, (b) has an unexpired term as of the Closing Date in excess of 2 years, (c) cannot be terminated by the respective Seller without penalty on less than 90 days notice, (d) provides for the extension of credit other than consistent with normal credit terms, (e) limits the ability of any Seller (as it relates to the Business) to conduct its business, including as to manner or place, (f) represents a Contract upon which the Business is substantially dependent or a Contract that is otherwise material to the Business, (g) was not made in the ordinary course of business, or (h) is one of the Concessions Contracts.

         Section 4.16 Suppliers. Schedule 4.16 lists the names of and describes
                      ---------  -------------
all Contracts with the ten most significant suppliers of the Business at the date of this Agreement (in terms of purchases year to date), and, to the knowledge of Sellers, any sole-source suppliers of significant goods or services (other than electricity, gas, telephone or water) to Sellers with respect to which alternative sources of supply are not readily available on comparable terms and conditions.

         Section 4.17 Concerning the Purchased Assets. Sellers represent and
                      -------------------------------
warrant to Buyer that the Purchased Assets constitute all of the assets reasonably necessary for the operation of the Business as operated by Sellers as of the Closing, with the exception of (i) the Owner's Equipment (as defined in the Management Agreement); (ii) working capital; (iii) insurance policies; (iv) intellectual property; (v) licenses and permits not held by Sellers or, if held by Sellers, not transferable under applicable law; and (vi) services to be provided by SMI under the Management Agreement.

         Section 4.18 No Misstatements or Omissions. To the knowledge of
                      -----------------------------
Sellers, no representation or warranty made by Sellers in this Agreement, and no statement of any Seller contained in any agreement, instrument, certificate or schedule furnished or to be furnished by such Seller pursuant hereto, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make such representation or warranty or such statement not misleading.

                                    ARTICLE V
                                    ---------

                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------

         Buyer hereby represents and warrants to Sellers as follows:

         Section 5.1. Organization. Buyer is a limited partnership duly
                      ------------
organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite power and authority to own, lease and operate all of its properties and assets and to carry out its business as it is presently conducted. Buyer is duly qualified or authorized to do business as a foreign limited partnership in good standing in all jurisdictions where it is required to be qualified or authorized to do business as a foreign person, except where the failure to be so qualified or authorized would not have a material adverse effect on Buyer or its conduct of the Business after the Closing.

         Section 5.2. Authority; Consents and Approvals. Buyer has all requisite
                      ---------------------------------
limited partnership power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement by Buyer has been duly and validly authorized and approved by all necessary actions of its partners. This Agreement constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms. The execution, delivery and performance of this Agreement by Buyer will not (with or without the giving of notice or the passage of time or both) (i) violate any applicable provision of Law or any rule or regulation of any federal, state or local administrative agency or governmental authority applicable to Buyer, or any order, writ, injunction, judgment or decree of any court, administrative agency or governmental authority applicable to Buyer, (ii) violate Buyer's partnership agreement, (iii) require any consent under or constitute a default under, or violate any contract, agreement, indenture, mortgage, deed of trust, lease, license or other instrument to which Buyer is a party or by which it is bound, or any license, permit or certificate held by it, or (iv) require any consent of, approval by, notice to or registration with any governmental authority.

         Section 5.3. Litigation. Buyer is not engaged in, nor is there pending
                      ----------
or, to Buyer's knowledge, threatened, any action, dispute, claim, litigation, arbitration, investigation or other proceeding at law or in equity or before any governmental or other administrative agency which could materially and adversely affect Buyer's ability to perform any of its obligations hereunder or the transactions contemplated by this Agreement.

         Section 5.4. Brokers. No agent, broker, investment banker or other
                      -------
person or entity acting on behalf of Buyer or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the transactions contemplated by this Agreement, other than such fee or commission the entire cost of which will be borne by Buyer.

         Section 5.5. No Misstatements or Omissions. To the knowledge of Buyer,
                      -----------------------------
no representation or warranty made by Buyer in this Agreement, and no statement contained in any agreement, instrument, certificate or schedule furnished or to be furnished by the Buyer pursuant hereto, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make such representation or warranty or such statement not misleading.

                                   ARTICLE VI
                                   ----------

                               FURTHER AGREEMENTS
                               ------------------

         Section 6.1. Employees. Buyer shall offer employment to all employees
                      ---------
of the Business who have been designated on a list prepared and delivered to Buyer prior to the date hereof and who are still employees of the Business as of the Closing. For the first year of employment, such offer of employment shall be upon substantially the same cash compensation terms as such employees have in their present employment with Sellers. Buyer shall provide such employees with benefits consistent with Buyer's existing benefits package for similarly situated employees, and shall waive all waiting periods with respect to eligibility for such benefits. Buyer shall also provide such employees with credit for service with the Sellers for purposes of eligibility and vesting under Buyer's employee benefit plans and policies (including, by way of example and not limitation, vacation and sick leave benefits, other welfare benefits and retirement plan benefits). Sellers shall fully vest all accounts in Sellers' 401(k) Plan of all employees of the Business whose employment with the Sellers terminates in connection with the sale of the Purchased Assets pursuant to this Agreement. Buyer's obligation to offer employment to the employees of the Business shall not require Buyer to employ such employees for any particular length of time and if Buyer determines, in its sole discretion, to terminate any of Sellers' former employees, then Buyer shall be solely and exclusively responsible for any and all severance amounts paid to such terminated employees.

         Section 6.2. Additional Actions. On and after the Closing Date, Sellers
                      ------------------
shall execute and deliver such documents and do and perform all such other acts as may reasonably be required by Buyer in order fully to convey and transfer to and vest in Buyer all of the assets, properties, business and rights of Seller intended to be assigned, transferred and conveyed pursuant hereto.

         Section 6.3  Covenants. From the date of this Agreement until the
Closing:              ---------

               (a)     Access.
                       ------

                      (i) Sellers will authorize and permit Buyer and its representatives to have reasonable access during normal business hours, upon reasonable notice and in such manner as will not unreasonably interfere with the conduct of their respective businesses, to all of their respective properties, books, records, operating instructions and procedures, and all other information with respect to the Business as Buyer may from time to time request, and to make copies of such books, records and other documents and to discuss their respective businesses with such third persons, including, without limitation, their respective directors, officers, employees, accountants, counsel, and creditors, as Buyer reasonably considers necessary or appropriate for the purposes of familiarizing itself with the Business, the Purchased Assets, the Assumed Liabilities, or the obtaining of any necessary approvals of or Permits and Licenses for the transactions contemplated by this Agreement and conducting an evaluation of the Business.

                      (ii) Buyer shall be solely responsible for all costs and expenses of its due diligence investigation. Buyer shall indemnify Sellers and hold Sellers harmless from and against any and all liabilities or obligations, or claims in respect thereof, with respect to any personal injury or property damage arising out of Buyer's due diligence investigation. Buyer and Sellers will maintain in confidence, and will cause their respective partners, stockholders, members, directors, employees, agents and advisors to maintain in confidence, any written, oral or other information obtained from the other party in connection with this Agreement or the transactions contemplated hereby, unless: (A) such information (including, but not limited to, ideas, concepts, know-how, techniques and methodologies) (i) was previously known to Buyer, (ii) was independently developed by Buyer, (iii) was acquired by Buyer from a third party which was not, to Buyer's knowledge, under an obligation to Sellers not to disclose such information, or (iv) is or becomes publicly available through no breach by Buyer of this Agreement; or (B) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated hereby. In the event that the transactions contemplated hereby are not consummated, each party shall return or destroy as much of such written information as the other party may reasonably request. In the event Buyer receives a subpoena or other administrative or judicial process requesting any information for which Buyer has a duty of confidentiality hereunder, Buyer shall notify Sellers' Agent of such receipt to allow Sellers' Agent an opportunity to prevent disclosure of such information. Buyer shall thereafter be entitled to comply with such subpoena or other process to the extent required by law.

                      (iii) Except as may be required by Law or the rules of the New York Stock Exchange or as necessary in connection with the transactions contemplated hereby, no party hereto shall (a) make any press release or other public announcement relating to this Agreement or the transactions contemplated hereby, without the prior approval of the other parties hereto or (b) otherwise disclose the existence and nature of negotiations regarding the transactions contemplated hereby to any person or entity other than such party's accountants, attorneys, agents and representatives, all of whom shall be subject to this nondisclosure obligation as agents of such party. Notwithstanding the foregoing, the parties shall use commercially reasonable efforts to cooperate with each other in the preparation and dissemination of any public announcements of the transactions contemplated by this Agreement.

               (b)    Material Adverse Changes; Reports; Financial Statements.
                      -------------------------------------------------------

                      (i) Sellers will promptly notify Buyer of any event of which Sellers obtain knowledge (A) that has had or could reasonably be expected to have a material adverse effect on the Business or any of the Purchased Assets, or Assumed Liabilities, other than events of general industry-wide impact or events affecting the United States economy generally, or (B) that if known as of the date hereof would have been required to be disclosed to Buyer by the terms of this Agreement.

                      (ii) Sellers will furnish to Buyer (i) copies of all portions of all material reports, renewals, filings, certificates, statements and other documents filed with any governmental entity or agency with respect to the Business, except for such reports as are publicly available through the internet or other on-line access, and (ii) such other reports as Buyer may reasonably request relating to Sellers (with respect to the Business).

               (c)    Conduct of Business. Sellers will not without the prior
                      -------------------
consent in writing of Buyer:

                      (i) conduct the Business except in the ordinary course substantially as now conducted;

                      (ii) except as contemplated under this Agreement, amend or terminate, or renegotiate any Material Contract or default (or take or omit to take any action that with or without the giving of notice or passage of time or both, would constitute a default) in any of its material obligations under any Material Contract or enter into any new Material Contract (other than Baseball Contracts with Cal Ripken Baseball or the Tulsa Drillers and sponsorship agreements with Coca Cola at the Atlanta Motor Speedway and Las Vegas Motor Speedway);

                      (iii) terminate or fail to renew any existing insurance coverage, which termination or failure would, as of the Closing, constitute a breach of the representation and warranty contained in Section 4.10 above;
                  ------------

                      (iv) terminate, amend or fail to renew or preserve any Permits or Licenses;

                      (v) grant any general or uniform increase in the rates of pay or benefits to officers, directors or employees (or a class thereof) or any increase in salary or benefits of any officer, director, employee or pay any bonus to any person, except in the ordinary course of business consistent with past practices;

                      (vi) sell, transfer, mortgage, encumber or otherwise dispose of any of the Purchased Assets and Assumed Liabilities, except in the ordinary course of business;

                      (vii) make special or extraordinary payments to any person or entity which would have a material adverse effect upon the Purchased Assets, the Assumed Liabilities or the conduct of the Business, in any case after the Closing;

                      (viii) make any material investment, by purchase,
               contribution to capital, property transfer, or otherwise, in any other person or entity;

                      (ix) agree or otherwise commit to make any capital expenditures with respect to the Business of more than $10,000 individually or $25,000 in the aggregate; or

                      (x) agree to or make any commitment to take any action that is or would be prohibited by this Section 6.3(c).

               (d)    Notification of Certain Matters. Sellers shall give prompt
                      -------------------------------
         notice to Buyer, and Buyer shall give prompt notice to Sellers, of (i) the occurrence, or failure to occur, of any event that would be likely to cause any of their respective representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Closing Date and (ii) any failure on their respective parts to comply with or satisfy, in any material respect, any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

               (e)    Permits and Approvals; Third-Party Consents.
                      -------------------------------------------

                      (i) Buyer shall use its commercially reasonable efforts, at Buyer's sole expense, to obtain (and will promptly prepare all registrations, filings and applications, requests and notices preliminary to obtaining all) approvals and permits and licenses (including, to the extent lawfully transferable, the transfer of the Permits and Licenses) that may be necessary for Buyer to consummate the transactions contemplated by this Agreement and to enable Buyer to operate the Business after Closing in accordance with Law, and Sellers shall use their commercially reasonable efforts to cooperate with Buyer with respect to the foregoing, including, where applicable, using commercially reasonable efforts to cause the holders thereof to surrender or relinquish liquor licenses at the Tracks and other areas served under the Concessions Contracts.

                      (ii) To the extent that the approval of a third party with respect to any Material Contract is required in connection with the transactions contemplated by this Agreement, Sellers shall use their commercially reasonable efforts, at Sellers' sole expense, to obtain such approval before the Closing Date, and Buyer shall use its commercially reasonable efforts to cooperate with Sellers with respect to the foregoing.

               (f)    Preservation of Business Before Closing Date. During the
                      --------------------------------------------
         period beginning on the date hereof and ending on the Closing Date, Sellers will use reasonable commercial efforts to preserve the Business and to preserve the goodwill of customers, suppliers and others having business relations with Sellers (with respect to the Business).

               (g)    Access by Sellers After the Closing. Buyer hereby agrees
                      -----------------------------------
         that Sellers, their respective employees and representatives, shall have reasonable access to the Purchased Assets and Assumed Liabilities after the Closing for any legitimate purpose, such as (by way of example and not by limitation) for preparation of Tax Returns and the defense of any claims.

               (h)    Access by Buyer After the Closing. Sellers hereby agree
                     ----------------------------------
         that Buyer, its employees and representatives, shall have reasonable access to the books and records of Sellers after the Closing for any legitimate purpose, such as (by way of example and not by limitation) the preparation of Tax Returns and the defense of any claims.

                                   ARTICLE VII
                                   -----------

                              CONDITIONS PRECEDENT
                              --------------------

         Section 7.1  General Conditions. The obligations of all the parties to
                      ------------------
effect the Closing shall be subject to the following conditions unless waived in writing by all parties:

               (a)    No Orders; Legal Proceedings. No Law or order shall have
                      ----------------------------
         been enacted, entered, issued, promulgated or enforced by any governmental entity or agency, nor shall any action or proceeding before a court or other governmental agency or body have been instituted and remain pending at what would otherwise be the Closing Date, that prohibits or restricts, or seeks to prohibit or restrict, the transactions contemplated by this Agreement or which would not permit the Business as presently conducted by Sellers to be continued by Buyer after the Closing Date substantially unimpaired. No governmental entity or agency shall have notified any party to this Agreement that consummation of the transactions contemplated by this Agreement would constitute a violation of any Laws of any jurisdiction and/or that it intends to commence proceedings to restrain or prohibit such transactions or force divestiture or rescission, unless such governmental entity or agency shall have withdrawn such notice and abandoned any such proceedings prior to the Closing.

               (b)    Approvals; Consents. All permits, licenses and approvals
                      -------------------
         required to be obtained from any governmental entity or agency (including, to the extent lawfully transferable, the transfer of the Permits and Licenses), and the consents of all necessary parties under the Concessions Contracts and other Material Contracts, shall have been received or obtained on or before the Closing Date.

               (c)    Employment Agreements. Buyer shall have entered into
                      ---------------------
         Employment Agreements with each of the following individuals, each in form and substance satisfactory to Buyer and Sellers:

                      (i)      *           ;
                      (ii)     *         ; and
                      (iii)    *

         Section 7.2  Conditions to Obligations of Buyer. In addition to the
                      ----------------------------------
conditions set forth in Section 7.1 above, the obligations of Buyer to effect the Closing shall be subject to the following conditions except to the extent waived in writing by Buyer:

               (a)    Representations and Warranties and Covenants of Sellers.
                      -------------------------------------------------------
         The representations and warranties of Sellers herein contained shall be true and correct in all material respects (except for such representations and warranties which, by their terms, are qualified by materiality, which shall be true and correct) at the Closing Date with the same effect as though made at such time; Sellers shall have performed all obligations and complied with all covenants and conditions required by this Agreement to be performed or complied with by them at or before the Closing, and Sellers shall have delivered to Buyer a certificate of Sellers in form and substance satisfactory to Buyer, dated the Closing Date and signed by an executive officer of each Seller to such effect.

               (b)    No Material Adverse Change. There shall not have been any
                      --------------------------
         material adverse change in or affecting the Business, any of the Purchased Assets or Assumed Liabilities or Concessions Contracts subsequent to the date of this Agreement, except for any changes of general industry-wide impact or any changes affecting the United States economy generally.

               (c)    Resolutions. Buyer shall have received duly authorized
                      -----------
         resolutions of the boards of directors or managers of each Seller authorizing the transactions contemplated in this Agreement.

               (d)    Approvals; Consents. Sellers shall have obtained and
                      -------------------
         provided to Buyer evidence of the receipt of all required approvals and consents listed on Schedule 4.2, each in form and substance satisfactory to Buyer and containing no conditions Buyer reasonably deems to be materially adverse or restrictive.

               (e)    Closing Deliveries. Sellers shall have delivered, or
                      ------------------
         caused to be delivered, to Buyer at the Closing instruments of transfer legally sufficient to deliver title to the Purchased Assets, including, without limitation, a Bill of Sale executed by Sellers in the form attached hereto as Exhibit B.
                            ---------

* Confidential portion has been omitted and filed separately with the Commission.

         7.3   Conditions to Obligations of Sellers. In addition to the
               ------------------------------------
conditions set forth in Section 7.1 above, the obligations of Sellers to effect the Closing shall be subject to the following conditions, except to the extent waived in writing by Sellers' Agent:

         (a)   Representations and Warranties and Covenants of Buyer. The
               -----------------------------------------------------
representations and warranties of Buyer herein contained shall be true and correct in all material respects (except for such representations and warranties which, by their terms, are qualified by materiality, which shall be true and correct) at the Closing Date with the same effect as though made at such time; Buyer shall have performed all obligations and complied with all covenants and conditions required by this Agreement to be performed or complied with by it at or before the Closing, and Buyer shall have delivered to Sellers a certificate of Buyer in form and substance satisfactory to Sellers' Agent, dated the Closing Date and signed by an executive officer of Buyer, to such effect.

               (b)    Authorizations. Sellers' Agent shall have received
                      --------------
         reasonably satisfactory evidence of the authority of Buyer authorizing the transactions contemplated in this Agreement.

               (c)    Approvals; Consents. All necessary notices to, consents
                      -------------------
         of, and filings with, any governmental authority or agency or other third party, including the required approvals and consents listed on
         Schedule 4.2, relating to the consummation of the Closing or the other
         ------------
         transactions contemplated herein to be made or obtained by any party shall have been obtained and made.

               (d)    Payment of Purchase Price; Assumption Agreement. Buyer
                      -----------------------------------------------
         shall have satisfied and paid the Purchase Price at Closing pursuant to
         Section 3.1 and shall have executed and delivered the Assumption Agreement.

                                  ARTICLE VIII
                                  ------------

                                 INDEMNIFICATION
                                 ---------------

         Section 8.1. Indemnification by Sellers. Sellers shall indemnify and
                      --------------------------
save Buyer and its subsidiaries, partners, officers, employees, agents, successors and assigns (collectively, "Buyer Indemnitees") harmless from,
                                       -----------------
against, for and in respect of any and all damages, losses and expenses (including reasonable attorneys' fees and expert witness fees) incurred or required to be paid by any Buyer Indemnitee (collectively, "Buyer's Losses")
                                                            --------------
because of (a) the untruth, inaccuracy or breach of any representation or warranty of any Seller contained in this Agreement or in any certificate delivered hereunder; (b) the breach of any agreement or covenant of any Seller contained in or made in connection with this Agreement; (c) the failure of any Seller to perform or observe any term, provision, covenant or agreement hereunder; and/or (d) any liabilities or obligations arising from or relating to the conduct of the Business prior to the Closing, including the Excluded Liabilities.

         Section 8.2. Indemnification by Buyer. Buyer shall indemnify and save
                      ------------------------
Sellers and their respective subsidiaries, stockholders, officers, directors, members, managers, employees, agents, successors and assigns (collectively, "Seller Indemnitees") harmless from, against, for and in respect of any and all
 ------------------
damages, losses and expenses (including reasonable attorneys' fees and expert witness fees) incurred or required to be paid by any Seller Indemnitee (collectively, "Seller Losses") because of (a) the untruth, inaccuracy or breach
                -------------
of any representation or warranty of Buyer contained in this Agreement or in any certificate delivered hereunder; (b) the breach of any agreement or covenant of Buyer contained in or made in connection with this Agreement; (c) the failure of Buyer to perform or observe any term, provision, covenant or agreement hereunder; and/or (d) any liabilities or obligations arising from or relating to Buyer's conduct of the Business after the Closing, including the Assumed Liabilities.

         Section 8.3. Certain Limitations.
                      -------------------

         (a) The indemnification obligations under Sections 8.1(a) and 8.2(a) above shall terminate on the second anniversary of the Closing, except that they shall continue thereafter with respect to any claims for indemnification made in writing under said Sections prior to such second anniversary. The remaining indemnification obligations under Sections 8.1 and 8.2 above shall terminate upon the running of the applicable statutes of limitations, except that they shall continue thereafter with respect to any claims for indemnification made in writing prior to the running of the applicable statutes of limitations.

         (b) If any party to this Agreement becomes aware of or receives notice of any third party claim or the commencement of any third party action or proceeding with respect to which another party (the "Indemnitor") is obligated
                                                     ----------
to provide indemnification under this Article VIII, the party entitled to indemnification (the "Indemnitee") shall promptly give the Indemnitor notice
                      ----------
thereof. The failure to give such notice promptly shall not be a condition precedent to any liability of the Indemnitor under the provisions for indemnification contained in this Agreement, unless (and only to the extent that) failure to give such notice promptly materially prejudices the rights of the Indemnitor with respect to such claims, actions, or proceedings. The Indemnitor may compromise or defend, at the Indemnitor's own expense, and by the Indemnitor's own counsel reasonably acceptable to the Indemnitee, any such matter involving the asserted liability of the Indemnitee; provided, however,
                                                           --------  -------
that no compromise or settlement thereof may be effected by the Indemnitor without the Indemnitee's consent (which shall in any event not be unreasonably withheld or delayed); and further provided that an Indemnitor may not undertake
                          ------- --------
the defense of any such third party claim unless (i) the claim is solely for monetary damages, and (ii) the Indemnitor confirms in writing to the Indemnitee (and to such third party), prior to undertaking such defense or prior to making such compromise or settlement, that the matter concerning indemnification is indemnifiable by the Indemnitor. If the Indemnitor elects not to compromise or defend such matter or if the Indemnitor may not undertake the defense of such third party claim, then the Indemnitee, at the Indemnitor's expense and by the Indemnitee's own counsel, may defend such matter, but regardless of whether or not the Indemnitor elects to assume the defense of any such matter the Indemnitee may not compromise the defense thereof without the prior written consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed. In any event, the Indemnitee, the Indemnitor and the Indemnitor's counsel (and, if applicable, the Indemnitee's counsel) shall cooperate in the compromise of, or the defense against, any such asserted liability. If the Indemnitor chooses to defend any claim, the Indemnitee shall make available to the Indemnitor any books, records, or other documents within its control that are reasonably necessary or appropriate for such defense. The foregoing indemnity procedures shall not be read as a limitation on either party's right to seek indemnification under this Article VIII for matters other than third party initiated claims or demands.

         (c) No Buyer Indemnitee pursuant to Section 8.1 above shall be entitled to any recovery for any Buyer Losses suffered by such Buyer Indemnitee as a result of a breach of a representation and warranty hereunder by Sellers, unless and until the aggregate amount of all Buyer Losses suffered by all Buyer Indemnitees as a result of all breaches of representations and warranties hereunder exceeds a cumulative aggregate total of $50,000, in which event the Buyer Losses may be claimed from first dollar. The aggregate total liability of Sellers under this Article VIII, insofar as such liability is based upon a breach of the representations and warranties contained in Section 4.12 (Inventories), shall not exceed fifty thousand dollars ($50,000), and Buyer shall have no claim for indemnification with respect to any breach of the representations and warranties contained in said Section 4.12 to the extent that the matter upon which such claim is based was reflected in an adjustment to the Inventory Value pursuant to Section 3.1(c) above. Absent a showing of fraud by a party, and assuming the Closing has occurred, the indemnification obligation of a party under this Article VIII shall be the sole remedy of any other party against such party for monetary damages for breach of any representation or warranty or covenant contained in this Agreement. Nothing herein shall limit a party's right to seek injunctive or other equitable relief in connection with the enforcement of this Agreement.

         (d) Notwithstanding anything in this Agreement to the contrary, neither Sellers nor Buyer shall be entitled to seek, claim, or collect punitive damages. Accordingly, Sellers and Buyer hereby expressly waive any right to seek, claim, or collect any punitive damages in connection with, or related to, a breach or violation of this or any other agreement entered into between Sellers and Buyer. *









                                   ARTICLE IX
                                   ----------

                                 NONCOMPETITION
                                 --------------


* Confidential portion has been omitted and filed separately with the Commission.

         Section 9.1  Non-Competition. Each Seller agrees that it will not at
                      ---------------
any time during the term of the Management Agreement, directly or indirectly enter into any relationship whereby such Seller provides, manages, operates or consults on, for, or to any food and beverage service of the kind covered by the Management Agreement or the Concessions Contracts, including, but not limited to, baseball stadium and parks, motor speedways (similar to the Tracks), arenas, concert venues, and catering anywhere within the United States. Each Seller agrees that the restrictions placed upon it by this Section 9.1 are reasonable
                                                    -----------
and that there has been sufficient consideration promised to it under this Agreement to support these restrictions.

         Section 9.2  Relief. Each Seller acknowledges that Buyer will be
                      ------
irreparably injured if the provisions of Section 9.1 are not specifically
                                         -----------
enforced; and, therefore, if any Seller fails faithfully to keep and perform every agreement of Section 9.1, Buyer may specifically enforce such covenant of
                   -----------
non-competition, by injunction in equity, in addition to any other remedies it may have. If any portion of Section 9.1 is invalid or unenforceable, such
                            -----------
invalidity or unenforceability will in no way affect the validity or enforceability of any other portion. If any court in which Buyer seeks to have the provisions of Section 9.1 specifically enforced determines that the time or
                  -----------
geographical area specified are too broad, such court may determine a reasonable time or geographical area and specifically enforce Section 9.1 for such time in such geographical area.

                                    ARTICLE X
                                    ---------

                                  MISCELLANEOUS
                                  -------------

         Section 10.1. Bulk Sales. Buyer and Seller hereby waive compliance with
                       ----------
the requirements of all applicable bulk sales or other similar laws with respect to the transactions contemplated hereby; provided, however, that Sellers shall indemnify and save Buyer harmless from any losses or liabilities occurring as a result of such waiver.

         Section 10.2. Termination.
                       -----------

         (a)   This Agreement may be terminated at any time prior to the
Closing:

               (i)    By mutual written consent of Buyer and Sellers' Agent;

               (ii) By Buyer prior to the Closing Date Deadline in the event of any breach by Sellers of any of their material representations, warranties, covenants or agreements contained herein, and such breach has not been cured promptly after written notice by Buyer to Sellers' Agent;

               (iii) By Sellers' Agent prior to the Closing Date Deadline in the event of any breach by Buyer of any of its material representations, warranties, covenants or agreements contained herein, and such breach has not been cured promptly after written notice by Seller to Buyer;

               (iv) At any time after the Closing Date Deadline by written notice by Buyer or Sellers' Agent to the other party hereto if the Closing shall not have been completed on or before the Closing Date Deadline;

         provided, however, no party may terminate this Agreement pursuant to
         --------  -------
         clauses (ii), (iii) or (iv) above if such party is in breach of any of its material covenants, representations or warranties contained herein.

         (b) In the event of termination of this Agreement pursuant to Section 10.1(a), this Agreement shall be of no further force or effect; provided,
                                                                --------
however, that any termination pursuant to Section 10.1(a) shall not relieve any
-------
party hereto of any liability for breach of any material representation, warranty, covenant or agreement hereunder occurring prior to such termination; provided further, however, that the obligations of the parties contained in
-------------------------
Section 10.11 (Expenses) shall survive any such termination.

         Section 10.3. Entire Understanding, Waiver, Etc. This Agreement
                       ---------------------------------
(including all schedules and exhibits attached hereto) sets forth the entire understanding of the parties and supersedes any and all prior or contemporaneous agreements, arrangements and understandings relating to the subject matter hereof, and the provisions hereof may not be changed, modified, waived or altered except by an agreement in writing signed by the parties hereto. A waiver by any party of any of the terms or conditions of this Agreement, or of any breach thereof, shall not be deemed a waiver of such term or condition for the future, or of any other term or condition hereof, or of any subsequent breach thereof.

         Section 10.4. Severability. If any provision of this Agreement or the
                       ------------
application of such provision shall be held by a court of competent jurisdiction to be unenforceable, the remaining provisions of this Agreement shall remain in full force and effect.

         Section 10.5. Successors and Assigns. Neither this Agreement nor any of
                       ----------------------
the rights or obligations arising hereunder shall be assignable without the prior written consent of the parties hereto. No assignment shall be effective to release or otherwise discharge, limit or otherwise affect the assignor's obligations hereunder. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, shall confer upon any person or entity, other than the parties hereto, and their successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         Section 10.6. Schedules and Exhibits. The schedules and exhibits
                       ----------------------
attached hereto shall form a part of this Agreement and are hereby incorporated into this Agreement by reference.

         Section 10.7. Counterparts. This Agreement may be executed in two or
                       ------------
more counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

         Section 10.8. Construction of Terms. The parties to this Agreement
                       ---------------------
acknowledge that each party and counsel to each party has participated in the drafting of this Agreement and agree that this Agreement shall not be interpreted against one party or the other based upon who drafted it.

         Section 10.9. Governing Law. This Agreement shall be controlled,
                       -------------
construed and enforced in accordance with the laws of the State of North Carolina applicable to agreements made and to be performed in that State.

         Section 10.10 Notices.
                       -------

         (a) All notices, requests, and communications required or permitted hereunder shall be in writing and shall be sufficiently given, and deemed to have been received, upon personal delivery or by confirmed facsimile or, if mailed or sent by nationally recognized overnight courier service, upon the first to occur of (i) actual receipt as evidenced by written receipt for certified or registered mail or a nationally recognized overnight courier service, or (ii) refusal of delivery or notification by the United States Postal Service (or nationally recognized overnight courier service) to the sending party that the notice, request, or communication is not deliverable at the address of the receiving party set forth below:

               If to Sellers:         Speedway Systems LLC
                                      5725-E Concord Parkway South
                                      Concord, North Carolina  28207
                                      Attention:  Donnie Bobbitt
                                      Executive Vice President
                                      Facsimile:  (704) 455-4415

               With a copy to:        Speedway Motorsports, Inc.
                                      P.O. Box 18747
                                      Charlotte, North Carolina 28218
                                      Attention: William R. Brooks
                                      Vice President and Chief Financial Officer
                                      Facsimile: (704) 532-3312

               If to Buyer:           Lawrence F. Levy
                                      Chairman
                                      Levy Restaurants
                                      980 North Michigan Avenue
                                      Suite 400
                                      Chicago, Illinois 60611
                                      Facsimile:  (312) 280-2739

                                            -OR-

                                      Andrew Lansing
                                      President
                                      Levy Restaurants
                                      980 North Michigan Avenue
                                      Suite 400
                                      Chicago, Illinois 60611
                                      Facsimile:  (312) 280-2739

               With a copy to:        Levy Restaurants
                                      980 North Michigan Avenue
                                      Suite 400
                                      Chicago, Illinois 60611
                                      Attention: General Counsel
                                      Facsimile:  (312) 280-2739

               (b) Notice of a change in address or facsimile number of one of the parties shall be given in writing to the other parties as provided above, but shall be effective only upon actual receipt.

         Section 10.11 Expenses. Sellers and Buyer shall each pay their own
                       --------
expenses incident to the negotiation, preparation and performance of this Agreement and the transactions contemplated hereby, including but not limited to the fees, expenses and disbursements of their respective accountants and counsel and of securing third-party consents and approvals required to be obtained by them, and the fees and commissions of any brokers or finders engaged by any of them.

         Section 10.12. Headings. The Article and Section headings contained in
                        --------
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 10.13. Construction. This Agreement shall be construed
                        ------------
equitably, in accordance with its terms, without regard to the degree which Sellers or Buyer, or their respective legal counsel, have participated in the drafting of this Agreement.

                      [Signatures appear on following page]

               IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                                       SELLERS:

                                       SPEEDWAY SYSTEMS LLC

                                       By: /s/ O. BRUTON SMITH
                                           -------------------------------------
                                          Name:  O. Bruton Smith
                                          Title:  CEO


                                       CHARLOTTE MOTOR SPEEDWAY, LLC

                                       By: /s/ O. BRUTON SMITH
                                           -------------------------------------
                                          Name:  O. Bruton Smith
                                          Title:  CEO


                                       TEXAS MOTOR SPEEDWAY, INC.

                                       By: /s/ O. BRUTON SMITH
                                           -------------------------------------
                                          Name:  O. Bruton Smith
                                          Title:  President


                                       BRISTOL MOTOR SPEEDWAY, INC.

                                       By: /s/ O. BRUTON SMITH
                                           -------------------------------------
                                          Name:  O. Bruton Smith
                                          Title:  President

                                       BUYER:

                                       LEVY PREMIUM FOODSERVICE LIMITED
                                       PARTNERSHIP, an Illinois limited
                                       partnership

                                       By: /s/ ROBERT E. SEIFFERT
                                           -------------------------------------
                                          Name:  Robert E. Seiffert
                                          Title:  Treasurer of its General
                                                  Partner